Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Catalyst Health Solutions, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009 filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

May 7, 2009	/s/ David T. Blair
David T. Blair
Chief Executive Officer and Director

/s/ Hai V. Tran
Hai V. Tran
Chief Financial Officer

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